UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) April 24, 2010


                                  CytoDyn, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                    000-49908                75-3056237
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(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                      identification No.)


                      1511 Third Street, Santa Fe, NM 87505
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (505) 988-5520
                                 --------------
              (Registrant's telephone number, including area code)



          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR

     (a) On April 24, 2010 the Company's shareholders approved an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock from 25, 000,000 shares to 100,000,00 shares. The effective date of the amendment was April 29, 2010.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable

     (d)  Exhibits

          Exhibit 3.5 Amendment to Articles of Incorporation dated April 29, 2010 which increases the number of authorized shares of common stock to 100,000,000.


                                    SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CytoDyn, Inc.


Date: April 29, 2010
                                        /s/ Allen D. Allen
                                        ----------------------------
                                        Allen D. Allen